Exhibit A-2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF INCORPORATION

OF

TWO THOUSAND EIGHT BROADWAY, INC.

Under Section 402 of the Business Corporation Law

The undersigned, a natural person of the age of eighteen years or over, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

FIRST: The name of the corporation is

TWO THOUSAND EIGHT BROADWAY, INC.

hereinafter sometimes called “the corporation.”

SECOND: The purposes for which it is formed are as follows:

To take, lease, purchase or otherwise acquire, and to use, hold, sell, convey, exchange, lease, mortgage, work, improve, develop, divide, and otherwise handle, deal in, and dispose of real estate, real, personal and/or mixed property, and any interest or right therein.

In furtherance of its corporate business and subject to the limitations prescribed by statute, to acquire by purchase, exchange or otherwise, all or any part of, or any interest in, the properties, assets, business and good-will of any one or more corporations, associations, partnerships, firms, syndicates or individuals and to pay for the same in cash, property or its own or other securities; to hold, operate, reorganize, liquidate, mortgage, pledge, sell, exchange, or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of corporations, associations, partnerships, firms, syndicates or individuals, and to conduct in any lawful manner the whole or any part of any similar business thus acquired.

In furtherance of its corporate business and subject to the limitations prescribed by statute, to be a promoter, partner, member, associate or manager of other business enterprises or ventures, or to the extent permitted in any other jurisdiction to be an incorporator of other corporations of any type or kind and to organize, or in any way participate in the organization, reorganization, merger or liquidation of any corporation, association or venture and the management thereof.

To carry out all or any part of the foregoing purposes as principal, factor, agent, broker, contractor or otherwise, either alone or in conjunction with any persons, firms, associations, corporations, or others in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its purposes, to make and perform contracts of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated.

For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

THIRD: The office of the corporation in the State of New York is to be located in the City and County of New York.

FOURTH: The aggregate number of shares which the corporation shall have authority to issue is one thousand (1,000) shares, all of which are without par value.

FIFTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o United States Corporation Company, 70 Pine Street, New York, N. Y. 10270.

IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury, this 11th day of March, 1981.

Name	Address

/s/ Catherine McNealy	70 Pine Street
Catherine McNealy	New York, N.Y. 10270
Incorporator

CERTIFICATE OF INCORPORATION

OF

TWO THOUSAND EIGHT BROADWAY, INC.

Under Section 402 of the

Business Corporation Law

CATHERINE MCNEALY

14th Floor

70 Pine Street

New York, N. Y. 10270

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

TWO THOUSAND EIGHT BROADWAY, INC.

Under Section 805 of the

Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, R. J. Scola and A. C. Melervey, Vice President and Secretary respectively, hereby certify:

FIRST: The name of the corporation is Two Thousand Eight Broadway, Inc.

SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 12th day of March, 1981.

THIRD: That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

Article FIRST of the Certificate of Incorporation, relating to the name of the corporation, is hereby amended to read as follows:

“FIRST: The name of the corporation is 2008 Broadway, Inc.”

FOURTH: That the amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the holders of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation pursuant to Article 615 of the New York Business Corporation Law and Article II, Section 9, of the By-Laws of Two Thousand Eight Broadway, Inc.

IN WITNESS WHEREOF, this Certificate has been signed this 30th day of April, 1984.

TWO THOUSAND EIGHT BROADWAY, INC.

/s/ R. J. Scola
R. J. Scola, Vice President

/s/ A. C. Melervey
A. C. Melervey, Secretary

1

STATE OF NEW JERSEY         )

                                                      )     ss.  :

COUNTY OF BERGEN             )

R. J. Scola and A. C. Melervey, being duly sworn, depose and say that they are Vice President and Secretary respectively of the corporation mentioned and described in the foregoing instrument; that they have read and signed the same and that the statements contained therein are true.

/s/ R. J. Scola
R. J. Scola

/s/ A. C. Melervey
A. C. Melervey

Sworn to before me this

30th day of April, 1984.

/s/ Marilyn C. Tomicki
MARILYN C. TOMICKI #G2701 Notary Public of New Jersey Commission Expires February 27, 1985

2

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

TWO THOUSAND EIGHT BROADWAY, INC.

Under Section 805 of the

Business Corporation Law

A. C. MELERVEY, ESQ.

2 Paragon Drive

Montvale, NJ 07645

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF CHANGE

OF

2008 BROADWAY, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation (the “corporation”) is

2008 BROADWAY, INC. The name under which the corporation was formed is TWO THOUSAND EIGHT BROADWAY, INC.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on March 12, 1981.

THIRD: The certificate of incorporation of the corporation is hereby changed so as to change the post office address to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him; and, to accomplish said change, the statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him is c/o United States Corporation Company, 1 Gulf+Western Plaza, New York, New York 10023-7773.”

FOURTH: A notice of the proposed change was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of the State of New York is required to mail copies of process.

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: November 10, 1986

UNITED STATES CORPORATION COMPANY

By	/s/ Dennis E. Howarth
Dennis E. Howarth, Vice-President

/s/ Grant M. Dawson
Grant M. Dawson, Secretary

1

CERTIFICATE OF CHANGE

OF

2008 BROADWAY, INC.

(Under Section 805-A of the Business Corporation Law)

Ms. Patricia A. Devlin

136 Madison Avenue

New York, New York 10016

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F90121700028

CERTIFICATE OF CHANGE

of

2008 BROADWAY, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation (the “corporation)

2008 BROADWAY, INC.

The name under which this corporation was formed is

TWO THOUSAND EIGHT BROADWAY, INC.

SECOND: The certificate of incorporation of the corporation was filed by the Department of state on 03-12-81

THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of the State of New York shall mail copy of process against the corporation served upon him and to accomplish said change, the statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o United States Corporation Company, 15 Columbus Circle, New York, New York 10023-7773

FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of the State of New York is required to mail copies of process.

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: 12-05-90

UNITED STATES CORPORATION COMPANY

/s/ Alan E. Spiewak
Alan E. Spiewak, Vice President

/s/ Richard L. Kushay
Richard L. Kushay, Asst. Secretary

1

F901217000284

CERTIFICATE OF CHANGE

OF

2008 BROADWAY, INC.

(Under Section 805-A of the Business Corporation Law)

Margaret Timmins United States Corporation Company 15 Columbus Circle New York, New York 10023-7773	[SIGNATURE] 901217000336

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Dangiel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F970415000396

Certificate of Change

of

2008 BROADWAY, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation ( the “corporation”) is

2008 BROADWAY, INC.

The name under which the corporation was formed is

TWO THOUSAND EIGHT BROADWAY, INC.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 03-12-1981

THIRD: The certificate of incorporation of the corporation is hereby changed, so as to the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State and to accomplish said change, the statement in the certificate of incorporation relating to said office address is hereby stricken and the following statement is substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is

c/o UNITED STATES CORPORATION COMPANY

80 State Street, Albany, New York 12207.”

FOURTH: A notice of the proposed change was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of New York is required to mail copies of process.

IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: March 3, 1997

UNITED STATES CORPORATION COMPANY

s\ William G. Popeo

William G. Popeo, Vice President

s\ John H. Pelletier

John H. Pelletier, Asst. Secretary

1

F970415000396

CERTIFICATE OF CHANGE

of

2008 BROADWAY, INC.

(Under Section 805-A of the Business Corporation Law)

Anne Grigorakos

UNITED STATES CORPORATION COMPANY

375 Hudson Street, 11th Floor

New York, New York 10014

970415000410

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010.
/s/ Daniel E. Shapiro
Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

f030117000390

Certificate of Change

of

Certificate of Incorporation

of

2008 BROADWAY, INC.

Pursuant to Section 805-A of the Business Corporation Law

IT IS HEREBY CERTIFIED:

FIRST: The name of the corporation is 2008 BROADWAY, INC.

SECOND: The Certificate of Incorporation was filed by the Department of State of the State of New York on 3/12/81.

THIRD: The change to the Certificate of Incorporation effected by this Certificate of Change is as follows:

To change the Paragraph which sets forth, the service of process address of the Corporation. The Paragraph shall read as follows:

“FIFTH: The Secretary of State of the State of New York is hereby designated as agent of the Corporation upon whom process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process served upon him is c/o BLUMBERGEXCELSIOR CORPORATE SERVICES, INC., 62 WHITE ST., NY, NY 10013

FOURTH: The change to the Certificate of Incorporation was authorized first by written consent of the Board of Directors and then by vote of the majority of the shareholders entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned Assistant Secretary has executed this Certificate of Change this 27TH day of December, 2002.

1

2008 BROADWAY, INC.

/s/    Jose Mojica

JOSE MOJICA ASSISTANT SECRETARY

2

f030117000390

Certificate of Change

of

Certificate of Incorporation

of

2008 BROADWAY, INC.

Pursuant to Section 805-A of the Business Corporation Law

BLU-39

BILLED

Filed By:

BLUMBERGEXCELSIOR CORPORATE SERVICES, INC.

623 WHITE ST.

NEW YORK, NY 10013

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010.

/s/ Daniel E. Shapiro
Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

NYS Department of State
Division of Corporations, Records and UCC
Albany, NY 12231-0002
www.dos.state.ny.us

Business Corporation Biennial Statement

For Internal Use Only

AR09032000
2423
Filed By: NH

Cash # (if different than film #) ____________

Required Fee: $9.00
Filing Period: 03/2009
(Make checks payable to the Department of State)

685117

Business Name:

2008 BROADWAY, INC.

685117

2008 BROADWAY, INC.
ATTN: TAX DEPARTMENT
2 PARAGON DRIVE
MONTVALE NJ 07645

The Business Corporation Law requires corporations to update information with the Department of State every two years in the calendar month in which the corporation was formed or authorized. Farm Corporations are EXEMPT from this requirement and should complete Parts 4 and 5 ONLY. Please review the information in Parts 1, 2 and 3. Update the information in the space provided, if necessary. If no changes are necessary, proceed to Part 5. A corporation which fails to timely file its Biennial Statement shall be shown to be past due on the Department of State's records.

Part 1: Name and Business Address of Chief Executive Officer

ERIC CLAUS
2 PARAGON DRIVE
MONTVALE NJ 07645

Name ____________
Address ____________
City ____________ State ____ Zip ____

Part 2: Street Address of the Principal Executive Office (A Post Office Box cannot be substitued)

2008 BROADWAY, INC.
ATTN: TAX DEPARTMENT
2 PARAGON DRIVE
MONTVALE NJ 07645

Address Line 1 ____________
Address Line 2 ____________
City ____________ State ____ Zip ____

Part 3: Address for Service of Process

Name ____________
Address ____________
City ____________ State ____ Zip ____

Part 4: Farm Corporation Exemption

☐ Check if applicable

This corporation is a farm corporation and is NOT required to update information with the Department of State every two years. A farm corporation is a corporation engaged in the production of crops, livestock and livestock products on land used in agricultural production. Farm corporations should complete Parts 4 and 5 ONLY and return the form to the Department of State. No filing fee is required for farm corporations.

Part 5: Signature of Officer, Director, Attorney-in-Fact or Authorized Person

X [signature]
Signature

Vice President
Title of Signer (Please Print)

Michael Gulfieri
Name of Signer (Please Print)

DOS-1179 (08/06)

090320002423